UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026

Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)
(267) 225-7416
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on March 11, 2026, the Court of Chancery of the State of Delaware (the “Court”) approved a stipulation and proposed consent judgment (the “Stipulated Judgment”) regarding the stockholder class action complaint (the “Action”) filed on February 4, 2026 by the Vladimir Gusinsky Revocable Trust against Context Therapeutics Inc. (the “Company”) and its directors, pursuant to which (i) Article V, Section 2 of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), which provides that the Company’s directors shall serve for a term of three years, and (ii) Article VI, Section 1 of the Charter, which provides that the directors of the Company may be removed from office only for cause, were determined to be invalid and unenforceable. On March 11, 2026, the Company filed a Certificate of Correction with the Delaware Secretary of State reflecting such provisions as invalid, unenforceable and no longer part of the Charter, and pursuant to the Stipulated Judgment, the Action was dismissed with prejudice as to plaintiff; however, the Court retained jurisdiction to address any mootness fee application.

On April 30, 2026, the Company entered into a letter agreement (the “Letter Agreement”), pursuant to which a third party service provider (the “Provider”) of the Company agreed to pay the Mootness Fee (as defined below) in full on behalf of the Company.

On April 30, 2026, the Court granted a Stipulation and Proposed Order Closing the Case (the “Stipulated Order”). The Stipulated Order requires the payment of $850,000 in fees and expenses to plaintiff’s counsel in the Action (the “Mootness Fee”). The Court was not asked to review, and did not pass judgment on, entitlement to or the amount of the Mootness Fee being paid in connection with the Stipulated Order.

On May 1, 2026, the Provider paid the Mootness Fee in full pursuant to the Letter Agreement. The Action will be closed after the Court is informed a quorum was achieved at the Company’s 2026 annual meeting of stockholders, which is scheduled to be held on June 24, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026	Context Therapeutics Inc.

	By:	/s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer